Exhibit 99.1

Och-Ziff Capital Management Group LLC Reports

2009 Second Quarter Results

2009 Second Quarter Dividend of $0.02 per Class A Share

NEW YORK, August 4, 2009 – Och-Ziff Capital Management Group LLC (NYSE:OZM) (the “Company” or “Och-Ziff”) today reported its results for the second quarter ended June 30, 2009, and the declaration of a $0.02 per share second quarter cash dividend on its Class A Shares.

Summary Highlights

•	Distributable Earnings of $12.6 million, or $0.03 per Adjusted Class A Share, for the 2009 second quarter
•	Assets under management of $20.7 billion as of July 1, 2009, 2% higher than as of April 1, 2009 and 38% lower than as of July 1, 2008
•

Year-to-date net returns through June 30, 2009 of the OZ Master Fund of 12.3%, the OZ Europe Master Fund of 7.0%, the OZ Asia Master Fund of 13.2% and the OZ Global Special Investments Master Fund of 3.6%

“We continued to deliver strong, absolute returns during the second quarter and we extended that trend in the month of July,” said Daniel Och, Chairman and Chief Executive Officer of Och-Ziff. “The ongoing strength of our returns results from our disciplined risk management and investment process, and also demonstrates the benefits of our multi-strategy approach. We have a long history of positive investment performance because we are able to capitalize on opportunities in any market globally, rather than being dependent on large directional moves in the markets or a particular sector. As a result, we are well positioned to generate strong, risk-adjusted returns over the coming years.

We also believe that the current redemption cycle is largely over, although there may be some level of additional redemptions as it continues to taper off. After the events of the past year, investors more than ever understand the importance of manager selection and that there is a significant differentiation among alternative asset managers. We remain confident that, as investors begin to re-allocate capital to alternative investments, we are well positioned to attract that flow and grow assets under management.”

GAAP NET LOSS ALLOCATED TO CLASS A SHAREHOLDERS

For the 2009 second quarter, Och-Ziff reported a GAAP net loss of $88.3 million, or $1.15 per basic and diluted Class A Share, compared with a GAAP net loss of $60.8 million, or $0.82 per basic and $1.05 per diluted Class A Share, for the 2008 second quarter. The primary drivers of the year-over-year increase in the GAAP net loss were a decline in Management Fees due to lower assets under management and higher compensation expenses as discussed below.

For the 2009 first half, Och-Ziff reported a GAAP net loss of $170.2 million, or $2.22 per basic and diluted Class A Share, compared with a GAAP net loss of $328.9 million, or $4.44 per basic and diluted Class A Share, for the 2008 first half. The primary driver of the year-over-year decrease in the GAAP net loss was an increase in the Net Loss Allocated to Partners’ and Others’ Interests in Income of Consolidated Subsidiaries resulting from the adoption of SFAS No. 160, partially offset by a decline in Management Fees due to lower assets under management and higher compensation expense as discussed below.

The 2009 second quarter and first half GAAP net losses primarily resulted from non-cash expenses of $424.7 million and $844.7 million, respectively, associated with the Company’s reorganization in connection with its initial public offering (“IPO”) in November 2007. These expenses are related to the amortization of Och-Ziff Operating Group A Units (“Group A Units”), which represent equity interests in the Company’s principal operating subsidiaries that were issued to the Company’s pre-IPO owners in exchange for their pre-IPO interests in those subsidiaries. The Group A Units vest annually over five years until November 2012. Accordingly, the amortization of these expenses is expected to result in a GAAP net loss each quarter through the end of 2012. Once vested, the Group A Units may be exchanged on a one-to-one basis for Class A Shares.

Additionally, the GAAP net losses in the 2009 second quarter and first half were driven by non-cash expenses of $26.6 million and $52.5 million, respectively, for the amortization of equity-based compensation. This expense relates to Class A Restricted Share Units (“RSUs”) awarded to all of the Company’s employees in connection with the IPO, which vest annually over four years from the closing of the IPO, and subsequent compensation-related grants. Each RSU represents the right to receive one Class A Share upon vesting.

Also contributing to the GAAP net losses in the 2009 second quarter and first half was compensation expense of $25.4 million relating to the accrual of the estimated discretionary cash bonuses that the Company currently expects to pay to its employees at the end of the fourth quarter of 2009. The Company began to accrue for this estimated expense as a result of a combination of several factors, including strong investment performance in its funds in a year with high-water marks and the importance of maintaining a competitive compensation structure. The remainder of the bonus estimate will be expensed over the next two quarters of this year. The estimate, and therefore the amount of the accrual, may fluctuate during the remainder of 2009 as discretionary cash bonuses are based on total annual revenue, which is influenced by, among other things, the investment performance of the Company’s funds, the level of its assets under management, and global economic and market conditions. As it has done historically, the Company will determine the actual amount of annual discretionary cash bonuses in the fourth quarter.

SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES

In addition to analyzing the Company’s results on a GAAP basis, Och-Ziff’s management also uses certain supplemental non-GAAP financial measures. Management uses these measures to assist in its evaluation of the financial performance of the Company’s business and to make operating decisions. Management believes these measures enhance the understanding and comparability of the Company’s results from operations as they exclude the impact of the adjustments discussed below. Management considers it important that investors review the same performance information that it uses.

Economic Income is a measure of pre-tax operating performance that excludes income allocations to the pre-IPO interests of the Company’s partners and Ziff Brothers Investments (the “Ziffs”), reorganization expenses related to the Company’s IPO, equity-based compensation expenses, taxes, the impact of consolidated Och-Ziff funds, or amounts allocated to the Company’s partners and the Ziffs on their direct interests in the Och-Ziff Operating Group, among other adjustments. For further information regarding these adjustments, please see Exhibit 7 of the financial tables that accompany this press release.

Management evaluates Economic Income for the Och-Ziff Funds segment, the Company’s one reportable segment under GAAP, and for the Company’s Other Operations. Economic Income for Other Operations is a non-GAAP measure that is presented on a comparable basis to Economic Income for the Och-Ziff Funds segment. Management also evaluates Total Company Economic Income, which is a non-GAAP measure that equals the sum of Economic Income for the Och-Ziff Funds segment and Other Operations. For reconciliations of Economic Income of the Och-Ziff Funds segment, Other Operations and Total Company to the respective GAAP net losses for the periods discussed below, please see Exhibits 3 through 6 of the financial tables that accompany this press release.

Distributable Earnings is a non-GAAP measure of after-tax operating performance and equals Total Company Economic Income less Adjusted Income Taxes. Adjusted Income Taxes are estimated assuming all Group A Units were converted on a one-to-one basis into Class A Shares. Distributable Earnings per Share is equal to Distributable Earnings divided by the weighted-average number of Adjusted Class A Shares. Adjusted Class A Shares are determined assuming all Group A Units and RSUs were converted on a one-to-one basis into Class A Shares. Management uses Distributable Earnings, among other financial data, to determine the earnings available to distribute as dividends to holders of the Company’s Class A Shares and to the Company’s partners and the Ziffs with respect to their Group A Units. For a reconciliation of Economic Income to Distributable Earnings, please see Exhibit 8 of the financial tables that accompany this press release.

The Company’s supplemental non-GAAP financial measures should not be considered as alternatives to GAAP earnings before income taxes, net earnings or cash flow, or as indicative of liquidity or the cash available to fund operations.

2009 SECOND QUARTER DISTRIBUTABLE EARNINGS

The Company’s Distributable Earnings for the 2009 second quarter were $12.6 million, or $0.03 per Adjusted Class A Share, compared with $53.8 million, or $0.13 per Adjusted Class A Share, in the 2008 second quarter. Distributable Earnings for the 2009 first half ended were $39.8 million, or $0.10 per Adjusted Class A Share, compared with $103.6 million, or $0.26 per Adjusted Class A Share, in the 2008 first half. The year-over-year reduction in Distributable Earnings for both periods was primarily attributable to the decline in Management Fees due to lower assets under management and the increase in compensation expenses due to the accrual for 2009 estimated discretionary cash bonuses (as discussed above), partially offset by lower Non-compensation Expenses and lower taxes.

ASSETS UNDER MANAGEMENT

Och-Ziff’s assets under management were $21.9 billion as of June 30, 2009, 3% lower than the $22.6 billion in assets under management as of March 31, 2009 and 35% lower than the $33.6 billion in assets under management as of June 30, 2008. The $11.7 billion year-over-year decrease was driven by net outflows of $8.2 billion and performance-related depreciation of $3.5 billion during the period. During the 2009 second quarter, the $681.6 million decrease in assets under management was driven by net outflows of approximately $2.1 billion largely offset by performance-related appreciation of approximately $1.5 billion. The net outflows for the 2009 second quarter included redemption requests received for March 31, 2009, but excluded redemption requests received for June 30, 2009 as these redemptions were reflected in assets under management as of July 1, 2009.

Assets under management as of July 1, 2009 were $20.7 billion, which reflected redemption requests received for June 30, 2009 (net of July 1, 2009 capital inflows) of $1.2 billion. Virtually all redemptions for a quarter generally are paid on the first day of the month following the quarter in which the redemption notice was submitted, and capital inflows for that month are accepted on the same day. The Company believes its redemptions remained elevated in the 2009 second quarter due to the continued effect of other alternative asset managers that imposed gates, or who otherwise restricted access to investor capital. Och-Ziff has provided, and continues to provide, liquidity to its fund investors in accordance with the pre-defined terms of its funds.

Estimated assets under management as of August 1, 2009 were $21.5 billion, which reflected August 1, 2009 capital inflows (net of redemption requests for July 31, 2009) of approximately $100 million, and performance-related appreciation of approximately $700 million.

Assets under management by fund:

				% Change (1)
(dollars in billions)	June 30, 2009	March 31, 2009	June 30, 2008	Jun. 2009 vs. Mar. 2009	Jun. 2009 vs. Jun. 2008
OZ Master Fund	14.4	14.3	20.0	1%	-28%
OZ Europe Master Fund	3.0	3.5	6.4	-16%	-54%
OZ Asia Master Fund	1.4	1.7	3.8	-18%	-63%
OZ Global Special Investments Master Fund	1.9	1.9	2.1	2%	-6%
Other (1)(2)	1.2	1.2	1.3	NM	NM

(1)	Rounding differences may occur.
(2)	Includes real estate funds, managed accounts and other funds not significant to the Company’s assets under management.

INVESTMENT PERFORMANCE

In the 2009 second quarter, performance-related appreciation was due primarily to improved investment opportunities globally in long/short equities, convertible arbitrage and credit.

Performance by fund(1):

	2009
	April	May	June	2Q	YTD
OZ Master Fund	1.86%	3.42%	2.14%	7.60%	12.29%
OZ Europe Master Fund	2.48%	3.32%	1.24%	7.20%	7.02%
OZ Asia Master Fund	3.09%	4.62%	0.58%	8.48%	13.19%
OZ Global Special Investments Master Fund	0.00%	1.97%	0.88%	2.87%	3.58%

(1)	Please see important disclosures on Exhibit 11 of the financial supplement accompanying this press release.

SUMMARY RESULTS OF THE OCH-ZIFF FUNDS SEGMENT

The Company conducts substantially all of its business through the Och-Ziff Funds segment, which is currently the Company’s only reportable segment. This segment provides management and advisory services to the Company’s hedge funds and separately managed accounts. For reconciliations of Economic Income of the Och-Ziff Funds segment to the respective GAAP net losses for the periods discussed above, please see Exhibits 3 through 6 of the financial tables that accompany this press release.

Economic Income Revenues

Economic Income Revenues for the 2009 second quarter were $85.0 million, a 42% decrease from 2008 second quarter Economic Income Revenues of $147.1 million. Management Fees were $84.5 million, 42% lower than second quarter 2008 Management Fees of $145.3 million.

Economic Income Revenues for the 2009 first half were $177.7 million, a 39% decrease from 2008 first half Economic Income Revenues of $293.6 million. Management Fees were $176.9 million, 39% lower than first half 2008 Management Fees of $290.3 million.

Economic Income Revenues were lower year-over-year for both periods as a result of lower Management Fees due to the decline in assets under management, which was driven by performance-related depreciation in the second half of 2008 and investor redemptions in the fourth quarter of 2008 and first quarter of 2009. Redemption requests received for June 30, 2009 had no impact on 2009 second quarter results as they reduced assets under management as of July 1, 2009 in accordance with the Company’s practices. The effect of these redemptions on Management Fees will be recognized in the Company’s 2009 third quarter results.

Compensation and Benefits

Compensation and Benefits expenses for the 2009 second quarter totaled $42.6 million, 74% higher than 2008 second quarter Compensation and Benefits expenses of $24.5 million. Compensation and Benefits expenses for the 2009 first half totaled $63.0 million, 31% higher than 2008 first half Compensation and Benefits expenses of $48.2 million.

The increase in Compensation and Benefits expense in both periods was due primarily to the $24.6 million expense recorded during the second quarter for the estimated, annual discretionary cash bonuses the Company anticipates paying its employees in the fourth quarter of 2009 (as discussed above). Partially offsetting this increase was the year-over-year decline in salaries and benefits expense due to lower headcount as a result of reduced assets under management. Additionally, guaranteed bonuses declined year-over-year due to a lower level of hiring activity as well as lower one-time, non-recurring bonus payments.

Non-Compensation Expenses

Non-compensation Expenses in the 2009 second quarter were $21.8 million, a 26% decrease from 2008 second quarter Non-compensation Expenses of $29.4 million. Non-compensation Expenses in the 2009 first half were $45.9 million, a 29% decrease from 2008 first half Non-compensation Expenses of $64.5 million.

The decrease in both periods was driven principally by lower professional services fees and lower business development costs, reflecting the effect of reduced business activity in light of prevailing market conditions, as well as expense reductions in line with lower assets under management. Also contributing to the decrease was lower interest expense on the Company’s variable rate borrowings due to the decline in LIBOR. The overall decline in Non-compensation Expenses in both periods was partially offset by higher occupancy expense related to the expansion of leased office space and higher insurance costs.

SUMMARY RESULTS OF THE COMPANY’S OTHER OPERATIONS

The Company’s Other Operations are comprised of its real estate business, which manages and provides advisory services to its real estate funds, and investments in new businesses established to expand certain of the Company’s private investment platforms. The businesses within Other Operations are currently in early growth stages, and are not included in the results of the Och-Ziff Funds segment. Economic Income for Other Operations as discussed below is a supplemental non-GAAP measure.

Economic Income for the 2009 second quarter for the Company’s Other Operations was a net loss of $4.8 million, compared with net income of $0.1 million in the 2008 second quarter. Economic Income for the 2009 first half for the Company’s Other Operations was a net loss of $8.5 million, compared with a net loss of $3.4 million in the 2008 first half. The 2009 second quarter and first half net losses were primarily related to compensation costs associated with the Company’s Asia real estate business and a $0.8 million accrual established during the second quarter for the estimated annual discretionary cash bonuses the Company anticipates paying the employees in its U.S. real estate business in the fourth quarter of 2009 (as discussed above). The 2008 second quarter and first half results were primarily related to favorable results of the Company’s U.S. real estate business offset by net losses related to its share of the start-up costs associated with establishing its African joint venture. For reconciliations of Economic Income of the Company’s Other Operations to the respective GAAP net losses for the periods described above, please see Exhibits 3 through 6 of the financial tables that accompany this press release.

TOTAL COMPANY ECONOMIC INCOME

Total Company Economic Income for the 2009 second quarter was $15.8 million, an 83% decrease from 2008 second quarter Total Company Economic Income of $93.3 million. Total Company Economic Income for the 2009 first half was $60.3 million, a 66% decrease from 2008 first half Total Company Economic Income of $177.6 million. For reconciliations of Total Company Economic Income to (i) the Company’s GAAP net losses, and (ii) Distributable Earnings, please see Exhibits 3 through 8 of the financial tables that accompany this press release.

CAPITAL

As of June 30, 2009, the number of Class A Shares outstanding was 78,403,376. For purposes of calculating Distributable Earnings per Share, the Company assumes that all Group A Units and RSUs outstanding as of June 30, 2009 have been converted on a one-to-one basis into Class A Shares. For the second quarter and first half ended June 30, 2009, the total weighted-average Adjusted Class A Shares outstanding were 402,997,072 and 403,055,195, respectively.

DIVIDEND

The Board of Directors of Och-Ziff declared a 2009 second quarter dividend of $0.02 per Class A Share, to be paid on August 11, 2009 to holders of record at the close of business on July 1, 2009.

For U.S. federal income tax purposes, the dividend will be treated as a partnership distribution. Based on the best information currently available, the Company estimates that when calculating withholding taxes, the entire amount of the 2009 second quarter dividend will be treated as U.S. source dividend income.

Non-U.S. holders of Class A Shares are generally subject to U.S. federal withholding tax at a rate of 30% (subject to reduction by applicable treaty or other exception) on their share of U.S. source dividends and certain other types of U.S. source income realized by the Company. With respect to interest, however, no withholding is generally required if proper certification (on an IRS Form W-8) of a beneficial owner’s foreign status has been filed with the withholding agent. In addition, non-U.S. holders must generally provide the withholding agent with a properly completed IRS Form W-8 to obtain any reduction in withholding.

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Och-Ziff will host a conference call today, August 4, 2009, at 8:30 a.m. Eastern Time to discuss the Company’s 2009 second quarter results. The call will be open to the public and can be accessed by dialing 888-680-0890 (callers inside the U.S.) or 617-213-4857 (callers outside the U.S.). The number should be dialed at least ten minutes prior to the start of the call. The passcode for the call will be 83937218. A simultaneous webcast of the call will be available to the public on a listen-only basis on the For Shareholders page of the Company’s website at www.ozcap.com.

For those unable to listen to the live broadcast, a replay will be available by dialing 888-286-8010 (callers inside the U.S.) or 617-801-6888 (callers outside the U.S.), passcode 47416603, beginning approximately two hours after the event for two weeks. A webcast replay of the event will also be available on the For Shareholders page of the Company’s website.

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Forward-Looking Statements

The information contained in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Company with respect to, among other things, its future financial or business performance, events, strategies or expectations, including but not limited to its ability to generate returns and preserve capital and its ability to expand its investment platforms. Such forward-looking statements are generally identified by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “opportunity,” “assume,” “remain,” “sustain,” “achieve” or the negative version of those words or other comparable words.

Any forward-looking statements contained in this press release are based upon historical performance of the Company and its subsidiaries and on current plans, estimates and expectations of the Company and its subsidiaries. The inclusion of this forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties, including but not limited to global and domestic market and business conditions, the Company’s ability to successfully compete for fund investors, talent and investment opportunities, successful formulation and execution of its business and growth strategies, the Company’s ability to appropriately manage conflicts of interest, and tax and other regulatory factors relevant to the Company’s structure and status as a public company, as well as assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity.

If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. Any forward-looking statements contained in this press release are made only as of the date hereof. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This press release does not constitute an offer of any Och-Ziff fund.

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About Och-Ziff Capital Management Group LLC

Och-Ziff Capital Management Group LLC is one of the world’s largest institutional alternative asset managers with offices in New York, London, Hong Kong, Tokyo, Bangalore and Beijing. Och-Ziff’s funds seek to deliver consistent, positive, risk-adjusted returns throughout market cycles, with a strong focus on capital preservation. Och-Ziff’s multi-strategy approach combines global investment strategies, including merger arbitrage, convertible and derivative arbitrage, equity restructuring, credit and distressed investments, private investments and real estate.

As of August 1, 2009, Och-Ziff had approximately $21.5 billion in assets under management with approximately 600 investor relationships. For more information, please visit www.ozcap.com.

Investor Relations Contact:

Tina Madon

Managing Director

Head of Investor Relations

Och-Ziff Capital Management Group LLC

212-719-7381

tina.madon@ozcap.com

Media Relations Contact:

Steve Bruce or Chuck Dohrenwend

The Abernathy MacGregor Group, for Och-Ziff Capital Management Group LLC

212-371-5999

Exhibit 1

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Consolidated Statements of Operations (Unaudited)

(dollars in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Revenues
Management fees	$86,166	$146,519	$180,471	$292,794
Incentive income	265	1,078	265	1,110
Other revenues	285	735	553	2,254
Income of consolidated Och-Ziff funds	8,887	4,885	11,502	4,886

Total Revenues	95,603	153,217	192,791	301,044

Expenses
Compensation and benefits	76,025	52,056	127,901	105,011
Allocations to non-equity partner interests	4,915	4,024	4,575	2,174
Reorganization expenses	424,736	425,584	844,685	851,168
Profit sharing	308	(597)	291	(1,431)
Interest expense	4,060	6,856	8,655	17,673
General, administrative and other	21,132	33,264	43,382	59,039
Expenses of consolidated Och-Ziff funds	1,142	997	1,896	1,357

Total Expenses	532,318	522,184	1,031,385	1,034,991

Other Income (Loss)
Net earnings (losses) on deferred balances and investments in Och-Ziff funds and joint ventures	15,283	994	3,736	(4,170)
Gain on early retirement of debt	2,013	—	2,013	—
Net gains (losses) of consolidated Och-Ziff funds	(375)	410	(98)	(503)

Total Other Income (Loss)	16,921	1,404	5,651	(4,673)

Loss before Income Taxes	(419,794)	(367,563)	(832,943)	(738,620)
Income taxes	449	4,735	3,278	7,961

Consolidated Net Loss	$(420,243)	$(372,298)	$(836,221)	$(746,581)

Net Loss Allocated to Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	($331,930)	($311,497)	($666,054)	($417,662)

Net Loss Allocated to Class A Shareholders	$(88,313)	$(60,801)	$(170,167)	$(328,919)

Net Loss per Class A Share
Basic	$(1.15)	$(0.82)	$(2.22)	$(4.44)

Diluted	$(1.15)	$(1.05)	$(2.22)	$(4.44)

Weighted-Average Class A Shares Outstanding
Basic (1)	76,804,771	74,138,572	76,676,699	74,138,572

Diluted	76,804,771	385,238,096	76,676,699	74,138,572

(1)	Includes fully-vested RSUs that have not been exchanged into Class A Shares as of the end of the period.

Exhibit 2

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Economic Income - Non-GAAP (Unaudited)

(dollars in thousands)

	Three Months Ended June 30, 2009			Three Months Ended June 30, 2008
	Och-Ziff Funds Segment	Other Operations	Total Company Economic Income	Och-Ziff Funds Segment	Other Operations	Total Company Economic Income
Economic Income Revenues
Management fees	$84,523	$1,311	$85,834	$145,323	$1,311	$146,634
Incentive income	265	—	265	1,078	—	1,078
Other revenues	231	54	285	727	8	735

Total Economic Income Revenues	85,019	1,365	86,384	147,128	1,319	148,447

Economic Income Expenses
Compensation and benefits	42,587	4,990	47,577	24,481	320	24,801
Non-compensation expenses	21,801	886	22,687	29,397	202	29,599

Total Economic Income Expenses	64,388	5,876	70,264	53,878	522	54,400

Net losses on joint ventures (1)	—	(444)	(444)	—	(531)	(531)
Net loss (income) allocated to partners’ and others’ interests in income of consolidated subsidiaries (2)	—	122	122	—	(207)	(207)

Economic Income	$20,631	$(4,833)	$15,798	$93,250	$59	$93,309

	Six Months Ended June 30, 2009			Six Months Ended June 30, 2008
	Och-Ziff Funds Segment	Other Operations	Total Company Economic Income	Och-Ziff Funds Segment	Other Operations	Total Company Economic Income
Economic Income Revenues
Management fees	$176,947	$2,641	$179,588	$290,287	$2,622	$292,909
Incentive income	265	—	265	1,110	—	1,110
Other revenues	445	108	553	2,230	24	2,254

Total Economic Income Revenues	177,657	2,749	180,406	293,627	2,646	296,273

Economic Income Expenses
Compensation and benefits	62,963	8,417	71,380	48,176	659	48,835
Non-compensation expenses	45,894	1,906	47,800	64,504	349	64,853

Total Economic Income Expenses	108,857	10,323	119,180	112,680	1,008	113,688

Net losses on joint ventures (1)	—	(992)	(992)	—	(4,600)	(4,600)
Net loss (income) allocated to partners’ and others’ interests in income of consolidated subsidiaries (2)	—	75	75	—	(417)	(417)

Economic Income	$68,800	$(8,491)	$60,309	$180,947	$(3,379)	$177,568

(1)	Represents the Company’s losses in joint ventures established to expand certain of the Company’s private investments platforms.
(2)	Represents the residual interests in the domestic real estate management business not owned by the Company.

For reconciliations of Economic Income to the Company’s U.S. GAAP net losses, see Exhibits 3 through 6.

Exhibit 3

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Economic Income to U.S. GAAP Net Loss (Unaudited)

(dollars in thousands)

	OCH-ZIFF FUNDS SEGMENT					OTHER OPERATIONS					TOTAL COMPANY
		Reconciling Adjustments (1)					Reconciling Adjustments (1)
Three Months Ended June 30, 2009	Economic Income Basis	Funds Consolidation	Other Adjustments		U.S. GAAP Basis	Economic Income Basis	Funds Consolidation	Other Adjustments		U.S. GAAP Basis	Economic Income Basis	U.S. GAAP Basis
Revenues
Management fees	$84,523	$(55)	$387	(a)	$84,855	$1,311	$—	$—		$1,311	$85,834	$86,166
Incentive income	265	—	—		265	—	—	—		—	265	265
Other revenues	231	—	—		231	54	—	—		54	285	285
Income of consolidated Och-Ziff funds	—	—	—		—	—	8,887	—		8,887	—	8,887

Total Revenues	85,019	(55)	387		85,351	1,365	8,887	—		10,252	86,384	95,603

Expenses
Compensation and benefits	42,587	—	22,654	(b) (c)	65,241	4,990	—	5,794	(c)	10,784	47,577	76,025
Allocations to non-equity partner interests	—	—	4,915	(d)	4,915	—	—	—		—	—	4,915
Reorganization expenses	—	—	424,736	(e)	424,736	—	—	—		—	—	424,736
Profit sharing	—	—	308	(f)	308	—	—	—		—	—	308
Interest expense	4,060	—	—		4,060	—	—	—		—	4,060	4,060
General, administrative and other	17,741	—	2,319	(a) (g)	20,060	886	—	186	(g)	1,072	18,627	21,132
Expenses of consolidated Och-Ziff funds	—	8	—		8	—	1,134	—		1,134	—	1,142

Total Expenses	64,388	8	454,932		519,328	5,876	1,134	5,980		12,990	70,264	532,318

Other Income (Loss)
Net earnings (losses) on deferred balances and investments in Och-Ziff funds and joint ventures	—	—	15,727	(h)	15,727	(444)	(83)	83	(h)	(444)	(444)	15,283
Gain on early retirement of debt	—	—	2,013	(g)	2,013	—	—	—		—	—	2,013
Net gains (losses) of consolidated Och-Ziff funds	—	(395)	—		(395)	—	20	—		20	—	(375)

Total Other Income (Loss)	—	(395)	17,740		17,345	(444)	(63)	83		(424)	(444)	16,921

Income (Loss) Before Income Taxes	20,631	(458)	(436,805)		(416,632)	(4,955)	7,690	(5,897)		(3,162)	15,676	(419,794)
Income taxes	—	—	387	(g)	387	—	—	62	(g)	62	—	449

Consolidated Net Income (Loss)	$20,631	$(458)	$(437,192)		$(417,019)	$(4,955)	$7,690	$(5,959)		$(3,224)	$15,676	$(420,243)

Net Income (Loss) Allocated to Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	$—	$(458)	$(339,275	)(i)	$(339,733)	$(122)	$7,690	$235	(i)	$7,803	$(122)	$(331,930)

Net Income (Loss) Allocated to Class A Shareholders	$20,631	$—	$(97,917)		$(77,286)	$(4,833)	$—	$(6,194)		$(11,027)	$15,798	$(88,313)

(1)	See Exhibit 7 for a description of the adjustments made to arrive at total Company U.S. GAAP Net Loss.

Exhibit 4

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Economic Income to U.S. GAAP Net Loss (Unaudited)

(dollars in thousands)

	OCH-ZIFF FUNDS SEGMENT					OTHER OPERATIONS					TOTAL COMPANY
		Reconciling Adjustments (1)					Reconciling Adjustments (1)
Three Months Ended June 30, 2008	Economic Income Basis	Funds Consolidation	Other Adjustments		U.S. GAAP Basis	Economic Income Basis	Funds Consolidation	Other Adjustments		U.S. GAAP Basis	Economic Income Basis	U.S. GAAP Basis
Revenues
Management fees	$145,323	$(115)	$—		$145,208	$1,311	$—	$—		$1,311	$146,634	$146,519
Incentive income	1,078	—	—		1,078	—	—	—		—	1,078	1,078
Other revenues	727	—	—		727	8	—	—		8	735	735
Income of consolidated Och-Ziff funds	—	33	—		33	—	4,852	—		4,852	—	4,885

Total Revenues	147,128	(82)	—		147,046	1,319	4,852	—		6,171	148,447	153,217

Expenses
Compensation and benefits	24,481	—	26,823	(b) (c)	51,304	320	—	432	(c)	752	24,801	52,056
Allocations to non-equity partner interests	—	—	4,024	(d)	4,024	—	—	—		—	—	4,024
Reorganization expenses	—	—	425,584	(e)	425,584	—	—	—		—	—	425,584
Profit sharing	—	—	(597	)(f)	(597)	—	—	—		—	—	(597)
Interest expense	6,856	—	—		6,856	—	—	—		—	6,856	6,856
General, administrative and other	22,541	—	10,335	(g)	32,876	202	—	186	(g)	388	22,743	33,264
Expenses of consolidated Och-Ziff funds	—	363	—		363	—	634	—		634	—	997

Total Expenses	53,878	363	466,169		520,410	522	634	618		1,774	54,400	522,184

Other Income (Loss)
Net earnings (losses) on deferred balances and investments in Och-Ziff funds and joint ventures	—	—	1,525	(h)	1,525	(531)	(61)	60	(h)	(531)	(531)	994
Net gains (losses) of consolidated Och-Ziff funds	—	(1,398)	—		(1,398)	—	1,808	—		1,808	—	410

Total Other Income (Loss)	—	(1,398)	1,525		127	(531)	1,747	60		1,277	(531)	1,404

Income (Loss) Before Income Taxes	93,250	(1,843)	(464,644)		(373,237)	266	5,965	(558)		5,674	93,516	(367,563)
Income taxes	—	—	4,661	(g)	4,661	—	—	74	(g)	74	—	4,735

Consolidated Net Income (Loss)	$93,250	$(1,843)	$(469,305)		$(377,898)	$266	$5,965	$(632)		$5,600	$93,516	$(372,298)

Net Income (Loss) Allocated to Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	$—	$(1,843)	$(316,237	)(i)	$(318,080)	$207	$5,965	$411	(i)	$6,583	$207	$(311,497)

Net Income (Loss) Allocated to Class A Shareholders	$93,250	$—	$(153,068)		$(59,818)	$59	$—	$(1,043)		$(983)	$93,309	$(60,801)

(1)	See Exhibit 7 for a description of the adjustments made to arrive at total Company U.S. GAAP Net Loss.

Exhibit 5

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Economic Income to U.S. GAAP Net Loss (Unaudited)

(dollars in thousands)

	OCH-ZIFF FUNDS SEGMENT					OTHER OPERATIONS					TOTAL COMPANY
		Reconciling Adjustments (1)					Reconciling Adjustments (1)
Six Months Ended June 30, 2009	Economic Income Basis	Funds Consolidation	Other Adjustments		U.S. GAAP Basis	Economic Income Basis	Funds Consolidation	Other Adjustments		U.S. GAAP Basis	Economic Income Basis	U.S. GAAP Basis
Revenues
Management fees	$176,947	$(111)	$1,013	(a)	$177,849	$2,641	$(19)	$—		$2,622	$179,588	$180,471
Incentive income	265	—	—		265	—	—	—		—	265	265
Other revenues	445	—	—		445	108	—	—		108	553	553
Income of consolidated Och-Ziff funds	—	—	—		—	—	11,502	—		11,502	—	11,502

Total Revenues	177,657	(111)	1,013		178,559	2,749	11,483	—		14,232	180,406	192,791

Expenses
Compensation and benefits	62,963	—	45,468	(b) (c)	108,431	8,417	—	11,053	(c)	19,470	71,380	127,901
Allocations to non-equity partner interests	—	—	4,575	(d)	4,575	—	—	—		—	—	4,575
Reorganization expenses	—	—	844,685	(e)	844,685	—	—	—		—	—	844,685
Profit sharing	—	—	291	(f)	291	—	—	—		—	—	291
Interest expense	8,655	—	—		8,655	—	—	—		—	8,655	8,655
General, administrative and other	37,239	—	3,866	(a) (g)	41,105	1,906	—	371	(g)	2,277	39,145	43,382
Expenses of consolidated Och-Ziff funds	—	8	—		8	—	1,888	—		1,888	—	1,896

Total Expenses	108,857	8	898,885		1,007,750	10,323	1,888	11,424		23,635	119,180	1,031,385

Other Income (Loss)
Net earnings (losses) on deferred balances and investments in Och-Ziff funds and joint ventures	—	—	4,728	(h)	4,728	(992)	(117)	117	(h)	(992)	(992)	3,736
Gain on early retirement of debt	—	—	2,013	(g)	2,013	—	—	—		—	—	2,013
Net gains (losses) of consolidated Och-Ziff funds	—	(1,687)	—		(1,687)	—	1,589	—		1,589	—	(98)

Total Other Income (Loss)	—	(1,687)	6,741		5,054	(992)	1,472	117		597	(992)	5,651

Income (Loss) Before Income Taxes	68,800	(1,806)	(891,131)		(824,137)	(8,566)	11,067	(11,307)		(8,806)	60,234	(832,943)
Income taxes	—	—	3,175	(g)	3,175	—	—	103	(g)	103	—	3,278

Consolidated Net Income (Loss)	$68,800	$(1,806)	$(894,306)		$(827,312)	$(8,566)	$11,067	$(11,410)		$(8,909)	$60,234	$(836,221)

Net Income (Loss) Allocated to Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	$—	$(1,806)	$(675,484	)(i)	$(677,290)	$(75)	$11,067	$244	(i)	$11,236	$(75)	$(666,054)

Net Income (Loss) Allocated to Class A Shareholders	$68,800	$—	$(218,822)		$(150,022)	$(8,491)	$—	$(11,654)		$(20,145)	$60,309	$(170,167)

(1)	See Exhibit 7 for a description of the adjustments made to arrive at total Company U.S. GAAP Net Loss.

Exhibit 6

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Economic Income to U.S. GAAP Net Loss (Unaudited)

(dollars in thousands)

	OCH-ZIFF FUNDS SEGMENT					OTHER OPERATIONS					TOTAL COMPANY
		Reconciling Adjustments (1)					Reconciling Adjustments (1)
Six Months Ended June 30, 2008	Economic Income Basis	Funds Consolidation	Other Adjustments		U.S. GAAP Basis	Economic Income Basis	Funds Consolidation	Other Adjustments		U.S. GAAP Basis	Economic Income Basis	U.S. GAAP Basis
Revenues
Management fees	$290,287	$(115)	$—		$290,172	$2,622	$—	$—		$2,622	$292,909	$292,794
Incentive income	1,110	—	—		1,110	—	—	—		—	1,110	1,110
Other revenues	2,230	—	—		2,230	24	—	—		24	2,254	2,254
Income of consolidated Och-Ziff funds	—	34	—		34	—	4,852	—		4,852	—	4,886

Total Revenues	293,627	(81)	—		293,546	2,646	4,852	—		7,498	296,273	301,044

Expenses
Compensation and benefits	48,176	—	55,744	(b) (c)	103,920	659	—	432	(c)	1,091	48,835	105,011
Allocations to non-equity partner interests	—	—	2,174	(d)	2,174	—	—	—		—	—	2,174
Reorganization expenses	—	—	851,168	(e)	851,168	—	—	—		—	—	851,168
Profit sharing	—	—	(1,431	)(f)	(1,431)	—	—	—		—	—	(1,431)
Interest expense	17,673	—	—		17,673	—	—	—		—	17,673	17,673
General, administrative and other	46,831	—	11,486	(g)	58,317	349	—	373	(g)	722	47,180	59,039
Expenses of consolidated Och-Ziff funds	—	363	—		363	—	994	—		994	—	1,357

Total Expenses	112,680	363	919,141		1,032,184	1,008	994	805		2,807	113,688	1,034,991

Other Income (Loss)
Net earnings (losses) on deferred balances and investments in Och-Ziff funds and joint ventures	—	—	430	(h)	430	(4,600)	(48)	47	(h)	(4,600)	(4,600)	(4,170)
Net gains (losses) of consolidated Och-Ziff funds	—	(1,405)	—		(1,405)	—	902	—		902	—	(503)

Total Other Income (Loss)	—	(1,405)	430		(975)	(4,600)	854	47		(3,698)	(4,600)	(4,673)

Income (Loss) Before Income Taxes	180,947	(1,849)	(918,711)		(739,613)	(2,962)	4,712	(758)		993	177,985	(738,620)
Income taxes	—	—	7,754	(g)	7,754	—	—	207	(g)	207	—	7,961

Consolidated Net Income (Loss)	$180,947	$(1,849)	$(926,465)		$(747,367)	$(2,962)	$4,712	$(965)		$786	$177,985	$(746,581)

Net Income (Loss) Allocated to Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	$—	$(1,849)	$(421,392	)(i)	$(423,241)	$417	$4,712	$450	(i)	$5,579	$417	$(417,662)

Net Income (Loss) Allocated to Class A Shareholders	$180,947	$—	$(505,073)		$(324,126)	$(3,379)	$—	$(1,415)		$(4,793)	$177,568	$(328,919)

(1)	See Exhibit 7 for a description of the adjustments made to arrive at total Company U.S. GAAP Net Loss.

Exhibit 7

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Description of Adjustments Made to Reconcile Economic Income to U.S. GAAP Net Loss

Funds Consolidation

Economic Income excludes the impacts of consolidated Och-Ziff funds, including the related eliminations.

Other Adjustments

(a) Economic Income presents management fees net of recurring placement and related service fees on assets under management, as management considers these fees a reduction in management fees, not an expense.

(b) Economic Income recognizes deferred cash compensation expense in the period in which it is awarded, as management determines the total amount of compensation based on the Company’s performance in the year of the award.

(c) Economic Income excludes equity-based compensation expense, as management does not consider these non-cash expenses when evaluating the performance of the Company.

(d) Economic Income excludes allocations to non-equity partner interests. Management reviewed the performance of the Company before it made any allocations to the Company’s non-equity founding partners for periods prior to the Reorganization. For these periods, allocations to the founding partners, other than Mr. Och, were treated as expenses for U.S. GAAP purposes. Following the Reorganization, only allocations related to earnings on previously deferred incentive income allocations to non-equity partner interests are incurred and these allocations are excluded from Economic Income.

(e) Economic Income excludes Reorganization expenses, which are non-cash expenses directly attributable to the reclassification of interests held by the founding partners and the Ziffs prior to the Reorganization as Och-Ziff Operating Group A Units.

(f) Economic Income excludes the profit sharing expense related to the Ziffs’ interest in the Company. Management reviewed the performance of the Company before it made any allocations to the Ziffs for periods prior to the Reorganization. Following the Reorganization, only profit sharing expense related to the allocation of earnings on previously deferred incentive income allocations to the Ziffs are incurred and these allocations are excluded from Economic Income.

(g) Economic Income excludes depreciation, changes in the tax receivable agreement liability, gain on early retirement of debt and income taxes, as management does not consider these items when evaluating the performance of the Company.

(h) Economic Income excludes the net earnings (losses) on the deferred income receivable from Och-Ziff funds and net earnings (losses) on investments in Och-Ziff funds, as these amounts primarily relate to earnings (losses) on amounts due to affiliates for deferred or reinvested incentive income previously allocated to the founding partners and the Ziffs, and earnings (losses) on amounts due to employees under deferred cash compensation arrangements.

(i) Economic Income excludes amounts allocated to the partners and the Ziffs on their interests in the Och-Ziff Operating Group, as management reviews the performance of the Company at the Och-Ziff Operating Group level. The Company conducts substantially all of its activities through the Och-Ziff Operating Group. Additionally, Economic Income excludes amounts allocated to investors in consolidated Och-Ziff funds, as Economic Income excludes the impacts of consolidated Och-Ziff funds.

Exhibit 8

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Economic Income to Distributable Earnings (Unaudited)

(dollars in thousands, except per share amounts)

	Three Months Ended June 30,
	2009	2008
Total Company Economic Income (1)	$15,798	$93,309
Adjusted Income Taxes (2)	(3,216)	(39,466)

Distributable Earnings	$12,582	$53,843

Distributable Earnings	$12,582	$53,843
Weighted-Average Adjusted Class A Shares (3)	402,997,072	399,983,913

Distributable Earnings Per Share	$0.03	$0.13

	Six Months Ended June 30,
	2009	2008
Total Company Economic Income (1)	$60,309	$177,568
Adjusted Income Taxes (2)	(20,541)	(74,012)

Distributable Earnings	$39,768	$103,556

Distributable Earnings	$39,768	$103,556
Weighted-Average Adjusted Class A Shares (4)	403,055,195	399,852,742

Distributable Earnings Per Share	$0.10	$0.26

(1)	For reconciliations of Total Company Economic Income to the Company’s U.S. GAAP net losses, see Exhibits 3 through 6.

(2)	Presents an estimate of income tax expense by assuming the conversion of all outstanding Group A Units into Class A Shares, on a one-to-one basis.

(3)	Includes 76,804,771 and 74,138,572 weighted-average Class A Shares, and assumes the conversion of 310,830,111 and 311,099,524 weighted-average Group A Units held by the Company’s partners and the Ziffs and 15,362,190 and 14,745,817 weighted-average RSUs for the three months ended June 30, 2009 and 2008, respectively, into Class A Shares on a one-to-one basis.

(4)	Includes 76,676,699 and 74,138,572 weighted-average Class A Shares, and assumes the conversion of 310,964,074 and 311,099,524 weighted-average Group A Units held by the Company’s partners and the Ziffs and 15,414,422 and 14,614,646 weighted-average RSUs for the six months ended June 30, 2009 and 2008, respectively, into Class A Shares on a one-to-one basis.

Exhibit 9

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Financial Supplement (Unaudited)

(dollars in millions)

	Three Months Ended June 30,	Six Months Ended June 30,	Year Ended December 31,
	2009	2009	2008	2007	2006	2005
Total Assets Under Management (1)
Beginning of Period Balance	$22,601	$26,955	$33,387	$22,621	$15,627	$11,251
Net Flows	(2,135)	(7,222)	(722)	7,591	4,135	3,117
Appreciation (Depreciation) (2)	1,454	2,187	(5,710)	3,175	2,859	1,259

End of Period Balance	$21,920	$21,920	$26,955	$33,387	$22,621	$15,627

Total Assets Under Management by Fund
OZ Master Fund		$14,447	$16,396	$19,771	$15,449	$12,001
OZ Europe Master Fund		2,960	5,084	6,416	3,481	1,887
OZ Asia Master Fund		1,393	2,439	3,852	2,332	605
OZ Global Special Investments Master Fund		1,940	1,910	2,082	195	43

Och-Ziff Funds - Net Returns (3)
OZ Master Fund	7.6%	12.3%	-15.9%	11.5%	14.8%	8.8%
OZ Europe Master Fund	7.2%	7.0%	-17.4%	14.8%	22.3%	15.7%
OZ Asia Master Fund	8.5%	13.2%	-30.9%	12.2%	14.0%	14.2%
OZ Global Special Investments Master Fund	2.9%	3.6%	-8.3%	17.2%	13.9%	0.2%

(1)	Includes deferred incentive income receivable from the offshore funds and amounts invested by the Company, its partners and certain other affiliated parties for which the Company charged no management fees and received no incentive income for the periods presented. Amounts presented in this table are not the amounts used to calculate Management Fees and Incentive Income for the respective periods.

(2)	Appreciation (depreciation) reflects the aggregate net capital appreciation (depreciation) for the entire period and is presented on a total return basis, net of all fees and expenses (except incentive income on certain unrealized private investments that could reduce returns on these investments at the time of realization), and includes the reinvestment of all dividends and income. Management Fees and Incentive Income vary by product. Past performance is no guarantee of future results.

(3)	Reflects a composite of the monthly return and year-to-date return for the feeder funds comprising each of the Company’s most significant master funds and is presented on a total return basis, net of all fees and expenses of the relevant fund (except incentive income on certain unrealized special investments that could reduce returns at the time of realization), and includes the reinvestment of all dividends and income. Performance includes realized and unrealized gains and losses attributable to certain private and initial public offering investments that are not allocated to all investors in the funds. Investors that do not participate in such investments or that pay different fees may experience materially different returns. Past performance is no guarantee of future results.

Exhibit 10

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

(Unaudited)

Returns of OZ Master Fund During Negative

Return Months of S&P 500 Index

Year	Number of Months of Negative Returns of S&P 500	Total Return of S&P 500 During Negative Return Months	Total Return of OZ Master Fund During Negative Return Months of S&P 500
1994	3	-8.5%	1.7%
1995	1	-0.4%	0.1%
1996	2	-6.4%	3.9%
1997	3	-13.1%	4.0%
1998	3	-17.2%	-2.7%
1999	5	-11.8%	6.2%
2000	8	-27.1%	12.0%
2001	6	-33.2%	0.4%
2002	8	-41.9%	-5.0%
2003	3	-5.2%	4.6%
2004	3	-6.4%	1.1%
2005	5	-8.7%	0.7%
2006	1	-2.9%	0.5%
2007	5	-11.6%	1.4%
2008	8	-51.8%	-16.3%
1H 2009	2	-19.1%	3.4%

Total net return for the OZ Master Fund (the “Fund”) represents a composite of the average return of the feeder funds that comprise the Fund. Returns are presented on a total return basis, net of all fees and expenses (except incentive income on certain unrealized private investments that could reduce returns on these investments at the time of realization), and include the reinvestment of all dividends and income. Performance includes realized and unrealized gains and losses attributable to certain private and initial public offering investments that are not allocated to all investors in the Fund. Investors that do not participate in such investments or that pay different fees may experience materially different returns. Past performance is no guarantee of future results.

For the period from 1994 through 1997, performance represents the performance of Och-Ziff Capital Management, L.P., a Delaware limited partnership that was managed by Daniel Och following an investment strategy that is substantially similar to that of the Fund. In addition, during this period, performance was calculated by deducting Management Fees on a quarterly basis and Incentive Income on a monthly basis. Beginning January 1998, performance has been calculated by deducting both Management Fees and Incentive Income on a monthly basis from the composite returns of the Fund.

Readers should not assume that there is any material overlap between those securities in the portfolio of the Fund and those that comprise the S&P 500 Index. It is not possible to invest directly in the S&P 500 Index. Returns of the S&P 500 Index have not been reduced by fees and expenses associated with investing in securities and include the reinvestment of dividends. The S&P 500 Index is an equity index owned and maintained by Standard & Poor’s, a division of McGraw-Hill, whose value is calculated as the free float-weighted average of the share prices of 500 large-cap corporations listed on the NYSE and Nasdaq. The comparison of S&P 500 Index performance relative to the Fund’s performance during months in which the S&P 500 Index declined is for the limited purpose of illustrating how the Fund has performed during periods of declines in the broad equity market. It should not be considered an indication of how the Fund will perform relative to the S&P 500 Index in the future.

Please note that the Fund’s investment objective is not to beat the S&P 500 Index. Furthermore, the Fund’s performance has frequently trailed that of the S&P 500 Index in periods of positive performance.

Exhibit 11

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Fund Performance (Unaudited) (1)

	2008
	January	February	March	April	May	June	July	August	September	October	November	December	FY2008
Och-Ziff Funds - Net Returns
OZ Master Fund	-1.12%	1.02%	-0.73%	0.96%	1.11%	-0.45%	-0.59%	-0.58%	-5.41%	-6.71%	-2.35%	-2.02%	-15.92%
OZ Europe Master Fund	-2.00%	0.81%	-0.54%	0.31%	1.69%	0.20%	-1.35%	-0.38%	-7.22%	-5.12%	-2.67%	-2.31%	-17.39%
OZ Asia Master Fund	-1.95%	1.78%	-2.41%	-0.18%	-0.16%	-2.19%	-1.17%	-4.18%	-7.53%	-11.76%	-1.69%	-4.13%	-30.86%
OZ Global Special Investments Master Fund	-0.72%	0.57%	-0.45%	0.64%	0.43%	-0.34%	0.06%	-0.45%	-2.73%	-2.60%	-1.72%	-1.22%	-8.27%

S&P 500 Index - Total Return (2)	-6.00%	-3.25%	-0.43%	4.87%	1.30%	-8.43%	-0.84%	1.45%	-8.91%	-16.80%	-7.18%	1.06%	-37.00%

	2009
	January	February	March	1Q	April	May	June	2Q	YTD
Och-Ziff Funds - Net Returns
OZ Master Fund	3.09%	0.35%	0.88%	4.36%	1.86%	3.42%	2.14%	7.60%	12.29%
OZ Europe Master Fund	0.98%	-1.09%	-0.04%	-0.16%	2.48%	3.32%	1.24%	7.20%	7.02%
OZ Asia Master Fund	2.70%	1.22%	0.38%	4.35%	3.09%	4.62%	0.58%	8.48%	13.19%
OZ Global Special Investments Master Fund	0.84%	-0.49%	0.35%	0.70%	0.00%	1.97%	0.88%	2.87%	3.58%
S&P 500 Index - Total Return (2)	-8.43%	-10.65%	8.76%	-11.01%	9.57%	5.59%	0.20%	15.93%	3.16%

(1)	Fund performance reflects a composite of the return for the feeder funds comprising each of the Company’s most significant master funds and is presented on a total return basis, net of all fees and expenses of the relevant fund (except incentive income on certain unrealized private investments that could reduce returns on these investments at the time of realization), and includes the reinvestment of all dividends and income. Performance includes realized and unrealized gains and losses attributable to certain private and initial public offering investments that are not allocated to all investors in the funds. Investors that do not participate in such investments or that pay different fees may experience materially different returns. Past performance is no guarantee of future results.

(2)	Readers should not assume that there is any material overlap between those securities in the portfolios of the funds and those that comprise the S&P 500 Index. It is not possible to invest directly in the S&P 500 Index. Returns of the S&P 500 Index have not been reduced by fees and expenses associated with investing in securities and include the reinvestment of dividends. The S&P 500 Index is an equity index owned and maintained by Standard & Poor’s, a division of McGraw-Hill, whose value is calculated as the free float-weighted average of the share prices of 500 large-cap corporations listed on the NYSE and Nasdaq. The comparison of S&P 500 performance relative to the funds’ performance should not be considered an indication of how the fund will perform relative to the S&P 500 in the future. Please note that the funds’ investment objective is not to beat the S&P 500 Index. Furthermore, the funds’ performance has frequently trailed that of the S&P 500 Index in periods of positive performance.